UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         February 23,2006
                                                --------------------------------

                              FFMLT Trust 2006-FF3
             ------------------------------------------------------
                         (Exact name of issuing entity)

                         Goldman Sachs Mortgage Company
             ------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                          GS Mortgage Securities Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-127620-19               13-3387389
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)             File Number)           Identification No.)

85 Broad Street, New York, New York                             10004
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code          (212) 902-1000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

      On February 23, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee, of FFMLT Trust 2006-FF3 Mortgage Pass-Through Certificates, Series 2006-FF3 (the "Certificates"). The A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX Certificates, having an aggregate initial principal amount of $949,877,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 21, 2006, by and between the Company and the Underwriter.

      Attached as exhibits are certain agreements and opinion letters that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of February 21, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2006, by and among GS Mortgage Securities Corp., as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee.

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 23, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 23, 2006 (included as part of Exhibit 5).

Exhibit 10.1 Assignment, Assumption and Recognition Agreement, dated as of February 23, 2006, by and between GS Mortgage Securities Corp., Goldman Sachs Mortgage Company and First Franklin Financial Corporation (included as Exhibit S to Exhibit 4).

Exhibit 10.2 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of February 27, 2004, by and between First Franklin Financial Corporation and Goldman Sachs Mortgage Company, as amended by Amendment No. 1 to the Purchase Agreement, dated November 29, 2004, and Amendment No. 2 to the Purchase Agreement, dated January 20, 2006, by and between First Franklin Financial Corporation and Goldman Sachs Mortgage Company (included as Exhibit S to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of February 23, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of February 23, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit
                  4).

Exhibit 10.5 Confirmation, dated as of February [ ], 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 23 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 10, 2006                      GS MORTGAGE SECURITIES CORP.


                                          By: /s/ Michelle Gill
                                             -----------------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation S-K                                                Paper (P) or
Exhibit No.            Description                            Electronic (E)
-----------            -----------                            --------------

1                      Underwriting Agreement, dated as of
                       February 21, 2006, by and between GS
                       Mortgage Securities Corp., as
                       depositor and Goldman, Sachs & Co.,
                       as underwriter.

4                      Pooling and Servicing Agreement,            (E)
                       dated as of February 1, 2006, by and
                       among GS Mortgage Securities Corp.,
                       as depositor, National City Home Loan
                       Services, Inc., as servicer, and
                       Deutsche Bank National Trust Company,
                       as trustee.

5                      Legality Opinion of Cadwalader,             (E)
                       Wickersham & Taft LLP, dated as of
                       February 23, 2006.

8                      Tax Opinion of Cadwalader, Wickersham       (E)
                       & Taft LLP, dated as of February 23,
                       2006 (included as part of Exhibit 5).

10.1                   Assignment, Assumption and                  (E)
                       Recognition Agreement, dated as of
                       February 23, 2006, by and between GS
                       Mortgage Securities Corp., Goldman
                       Sachs Mortgage Company and First
                       Franklin Financial Corporation
                       (included as Exhibit S to Exhibit 4).

10.2                   Flow Mortgage Loan Purchase and             (E)
                       Warranties Agreement, dated as of
                       February 27, 2004, by and between
                       First Franklin Financial Corporation
                       and Goldman Sachs Mortgage Company,
                       as amended by Amendment No. 1 to the
                       Purchase Agreement, dated November
                       29, 2004, and Amendment No. 2 to the
                       Purchase Agreement, dated January 20,
                       2006, by and between First Franklin
                       Financial Corporation and Goldman
                       Sachs Mortgage Company (included as
                       Exhibit S to Exhibit 4).

10.3                   ISDA Master Agreement, dated as of          (E)
                       February 23, 2006, by and between
                       Goldman Sachs Mitsui Marine
                       Derivatives Products, L.P., the swap
                       provider, and Deutsche Bank National
                       Trust Company, the trustee (included
                       as Exhibit X to Exhibit 4).

10.4                   Schedule to the Master Agreement,           (E)
                       dated as of February 23, 2006, by and
                       between Goldman Sachs Mitsui Marine
                       Derivatives Products, L.P., the swap
                       provider, and Deutsche Bank National
                       Trust Company, the trustee (included
                       as Exhibit X to Exhibit 4).

10.5                   Confirmation, dated as of February [        (E)
                       ], 2006, by and among Goldman Sachs
                       Capital Markets, L.P., Goldman Sachs
                       Mitsui Marine Derivatives Products,
                       L.P., the swap provider, Goldman
                       Sachs Mortgage Company, L.P., and
                       Deutsche Bank National Trust Company,
                       the trustee (included as Exhibit X to
                       Exhibit 4).

23                     Consent of Cadwalader, Wickersham &         (E)
                       Taft LLP (included as part of Exhibit 5).